Exhibit 99.36

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	) )	CASE NO.	2-05-BK-17104-RTB AND 2-05-BK-18689-RTB
)
THREE-FIVE SYSTEMS, INC. AND TFS-DI	)	CH. 11 POST CONFIRMATION REPORT
(SUBSTANTIVELY CONSOLIDATED))
)
	)	X	QUARTERLY	FINAL
)
	)	QUARTER ENDING:		3/31/2009
Debtor(s))
	)	DATE PLAN CONFIRMED:		9/11/2006

SUMMARY OF DISBURSEMENTS:

A. Disbursements made under the plan, for current quarter:	$0.00

B. Disbursements not under the plan, for current quarter:	$69,556.54

Total Disbursements	$69,556.54

ALL DISBURSEMENTS MADE BY THE REORGANIZED DEBTOR, BE THEY UNDER THE PLAN OR OTHERWISE, MUST BE
 ACCOUNTED FOR AND REPORTED HEREIN FOR THE PURPOSE OF CALCULATING THE QUARTERLY FEES.

PLEASE ANSWER THE FOLLOWING:

1.	What are your projections as to your ability to comply with the terms of the plan?
The Company expects to comply generally with the terms of the plan.

2.	Please describe any factors which may materially affect your ability to obtain a final decree.

None

3.	If plan payments have not yet begun, please indicate the date that the first plan payment is due.

Initial distributions of 43% of undisputed claims were made shortly after Plan confirmation and in June 2007 secondary distributions of 43% were made on claims resolved since initial distribution.

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE A PAPER COPY  WITH U.S. TRUSTEE'S OFFICE

SUMMARY OF AMOUNTS DISTRIBUTED UNDER THE PLAN:

	Current Quarter		Paid to Date		Balance Due
A. FEES AND EXPENSES:
1. Disbursing Agent Compensation	$		$		$
2. Fee for Attorney for Trustee	$		$		$
3. Fee for Attorney for Debtor	$		$		$
4. Other Professionals		$0.00		$3,430,259.49		$0.00
5. All Expenses, Including Disbursing Agent's		$0.00	$		$
B. DISTRIBUTIONS:
6. Secured Creditors	$		$		$
7. Priority Creditors		$0.00		$26,231.16	$
8. Unsecured Creditors		$0.00		$938,718.69	$
9. Equity Security Holders	$		$		$
10. Other Payments- Specify Class of Payee	$		$		$
	$		$		$

TOTAL PLAN DISBURSEMENTS		$0.00		$4,395,209.34	$

(Report Sum of Lines 1 - 10, current quarter column, on page 1, A.)

C. Percent Dividend to be Paid to Unsecured Creditors Under Plan	1001%

SUMMARY OF PROPERTY TRANSFERRED UNDER THE PLAN

Description of Property

Secured Creditors

Priority Creditors

Unsecured Creditors

Equity Security Holders

Other Transfers- Specify class of Transferee

1 Dependent on outcome of pending litigation, as described in the Plan.

CONSUMMATION OF PLAN:

If this is a final report, has an application for Final Decree been submitted?

Yes	Date application was submitted?

X	No	Date when application will be submitted

Estimated Date of Final Payment Under Plan	Unkown. Litigation pending.

I CERTIFY UNDER PENALTY OF PERJURY THAT THE ABOVE INFORMATION IS TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

SIGNED:	/s/ Lyron Bentovim	Date:	4/21/2009

Lyron Bentovim
(PRINT NAME)

Three-Five Systems, Inc.
Disbursement Detail
January 1, 2009 through March 31, 2009

Type	Num	Date	Name	Further Description	Paid Amount
			PRIORITY AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00
			UNSECURED AMOUNTS DISTRIBUTED UNDER THE PLAN		0.00

			OTHER PROFESSIONALS AMOUNT DISTRIBUTED UNDER THE PLAN		0.00

			FEE FOR ATTORNEY FOR TRUSTEE DISTRIBUTED UNDER THE PLAN		0.00

			TOTAL PLAN DISBURSEMENTS 1/01/09-3/31/09		0.00

Bill Pmt -Check	WIRE	01/08/2009	BENTOVIM	TFS Board Fees January 2009	(2,500.00)
Bill Pmt -Check	1025	01/08/2009	BRIDGE	November 2008 professional services	(955.00)
Bill Pmt -Check	1026	01/08/2009	IRON	offsite records storage	(848.62)
Bill Pmt -Check	1027	01/08/2009	LYON	TFS Board Fees January 2009	(2,500.00)
Bill Pmt -Check	1028	01/08/2009	NEUSTAR	DNS service	(47.31)
Bill Pmt -Check	1029	01/08/2009	PDAVIS	TFS Board Fees January 2009	(2,500.00)
Bill Pmt -Check	1030	01/08/2009	PUBLIC STORAGE	2 storage units WA - Jan2009	(574.00)
Bill Pmt -Check	1031	01/08/2009	SQUIRE	November 2008 legal services	(2,171.32)
Bill Pmt -Check	1032	01/08/2009	STEVEBROWN	December 2008 legal services	(4,867.72)
Bill Pmt -Check	1033	01/08/2009	THE BANK OF NEW YORK MELLON	November 2008 transfer agent fees	(1,810.54)
Bill Pmt -Check	1034	01/30/2009	BRIDGE	December 2008 professional services	(675.00)
Bill Pmt -Check	1035	01/30/2009	NEUSTAR	DNS service	(75.98)
Bill Pmt -Check	1036	01/30/2009	PUBLIC STORAGE	2 storage units WA - Feb2009	(594.00)
Bill Pmt -Check	1037	01/30/2009	USTRUSTEE	4th Quarter disbursement fee	(4,875.00)
Bill Pmt -Check	WIRE	02/06/2009	BENTOVIM	TFS Board Fees February 2009	(2,500.00)
Bill Pmt -Check	1038	02/06/2009	CT CORP	Delaware representation 3/1/2009 to 2/28/2010	(348.00)
Bill Pmt -Check	1039	02/06/2009	LYON	TFS Board Fees February 2009	(2,500.00)
Bill Pmt -Check	1040	02/06/2009	PDAVIS	TFS Board Fees February 2009	(2,500.00)
Bill Pmt -Check	1041	02/06/2009	STEVEBROWN	January 2009 legal services	(4,815.11)
Bill Pmt -Check	1042	02/06/2009	THE BANK OF NEW YORK MELLON	December 2008 transfer agent fees	(2,060.57)
Bill Pmt -Check	1043	02/19/2009	PISARUK	February 2009 legal services re DI litigation	(1,925.00)
Bill Pmt -Check	WIRE	03/04/2009	BENTOVIM	TFS March 2009 Board fees	(2,500.00)
Bill Pmt -Check	1044	03/03/2009	BAKERBOTTS	December 2008 legal fees - patents	(357.50)
Bill Pmt -Check	1045	03/03/2009	BRIDGE	January 2009 professional services	(675.00)
Bill Pmt -Check	1046	03/03/2009	CT CORP	efiling Delaware Annual Report	(35.00)
Bill Pmt -Check	1047	03/03/2009	IRON	offsight records storage	(848.62)
Bill Pmt -Check	1048	03/03/2009	LYON	TFS March 2009 Board fees	(2,500.00)
Bill Pmt -Check	1049	03/03/2009	NEUSTAR	DNS services	(82.44)
Bill Pmt -Check	1050	03/03/2009	PDAVIS	TFS March 2009 Board fees	(2,500.00)
Bill Pmt -Check	1051	03/03/2009	PUBLIC STORAGE	March 2009 rent storage unit WA	(286.00)

Bill Pmt -Check	1052	03/03/2009	SQUIRE	December 2008 legal fees - DI litigation	(3,254.03)
Bill Pmt -Check	1053	03/03/2009	THE BANK OF NEW YORK MELLON	Transfer agent fees January 2009	(1,849.65)
Bill Pmt -Check	1054	03/03/2009	VANSTONE	consulting fees - WA	(794.74)
Bill Pmt -Check	1019	12/11/2008	LYON	Void and replace check	2,500.00
Bill Pmt -Check	1055	03/10/2009	LYON	Replacement check	(2,500.00)
Bill Pmt -Check	1056	03/10/2009	STEVEBROWN	February 2009 legal fees	(12,230.39)
			TOTAL DISBURSEMENTS NOT UNDER PLAN 1/01/09-3/31/09		(69,556.54)

			TOTAL DISBURSEMENTS FOR 1/01/09-3/31/09		(69,556.54)